                          ADVANCED RADIO TELECOM CORP.
                  NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT
                             (Initial Option Grant)

          THIS AGREEMENT, made and entered into as of the ____ day of ___________, 199_ between ADVANCED RADIO TELECOM CORP., a Delaware corporation (herein called the "Corporation"), and _____________ (herein called the "Optionee").


                              W I T N E S S E T H:


     WHEREAS, on the date hereof Optionee was elected a director of the Corporation and qualifies as an Eligible Person under the Corporation's 1996 Non-Employee Directors Automatic Stock Option Plan (the "Plan"); and

     WHEREAS, under the terms and conditions hereinafter stated, the Corporation hereby grants to the Optionee on the date hereof (the "Grant Date") pursuant to the Plan options (the "Options") to purchase 7,000 shares of the Corporation's common stock, $.001 par value per share ("Common Stock") at an exercise price of $_____ per share, subject to adjustment as provided in the Plan (the "option price").

     NOW, THEREFORE, the Corporation and the Optionee agree as follows:

     1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Plan.

     2. TERM. The term of each Option shall commence on the Grant Date and shall terminate at 5:00 P.M., P.S.T., on the fifth anniversary of the Grant Date (the "Expiration Date").

     3. EXERCISE. Each Option may be exercised in whole or in part in accordance with the following schedule: up to 2,334 shares upon and after the Grant Date, and up to an additional 2,333 shares upon and after the first and second anniversary of the Grant Date, for an aggregate of 7,000 shares. The method for exercise described in this Paragraph shall be the sole method of such exercise. The Optionee may exercise the Options by delivery to the Corporation of written notice accompanied by payment of the Option Price as provided in the Plan. The Options shall be considered exercised on the date the notice and payment are delivered to the President of the Corporation or deposited in the mail, as the case may be.

     4. TRANSFERABILITY OF OPTIONS. The Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution. The Options shall be exercisable during the lifetime of the Optionee only by the Optionee, the Optionee's guardian or the Optionee's legal representative.

     5. TERMINATION OF AFFILIATION. If Optionee's service as a Board member ceases prior to the Expiration Date for any reason while an Option remains outstanding and unexercised, then the Option term shall immediately terminate and the Option shall cease to be outstanding in accordance with the Plan. In no event, however, may any Option be exercised after the Expiration Date of such Option.

     6. REQUIREMENTS OF LAW. The Corporation shall not be required to sell or issue Common Stock under the Options if the issuance of such Common Stock would constitute a violation by the Optionee or the Corporation of any provisions of any state or federal law, rule or regulation. In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of the Options, the Corporation shall not be required to issue such Common Stock unless the Corporation has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act, or unless an opinion of counsel to the Corporation has been received by the Corporation to the effect that such registration is not required. Any determination in this connection by the Corporation shall be final, binding and conclusive. In the event the shares issuable on exercise of the Options are not registered under the Securities Act of 1933, the Corporation may imprint the following legend or any other legend which counsel for the Corporation considers necessary or advisable to comply with the Securities Act of 1933:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

     The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any shares are so registered the Corporation may remove any legend on certificates representing such shares. The Corporation shall not be obligated to take any other affirmative action in order to cause the exercise of the Options or the issuance of shares pursuant thereto to comply with any state or federal law, rule or regulation.

     7. NO RIGHTS AS STOCKHOLDER. Except as otherwise provided in the Plan, the Optionee shall have no rights as a stockholder with respect to Common Stock covered by the Options until the date of issuance to the Optionee of a stock certificate for such Common Stock.

     8. EMPLOYMENT OBLIGATION. The granting of the Options shall not impose upon the Corporation any obligation to employ or become affiliated with or continue to employ or be affiliated with the Optionee. The right of the Corporation to terminate the employment of or its affiliation with the Optionee or any other person shall not be diminished or affected by reason of the fact that the Options has been granted to the Optionee.

     9. WITHHOLDING AND REPORTING. The Corporation's obligation to deliver shares of Common Stock or to make any payment upon the exercise of the Options shall be subject to applicable federal, state and local tax withholding and reporting requirements.

     10. SUBJECT TO PLAN. The Options are subject to all the terms, conditions, limitations and restrictions contained in the Plan, as amended from time, which shall be controlling in the event of any conflicting or inconsistent provisions.

     11. INTERPRETATION OF AGREEMENT; GOVERNING LAW. The Options granted pursuant hereto are intended to be "incentive stock options" within the meaning of the Internal Revenue Code of 1986, as amended. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Washington.


                         ADVANCED RADIO TELECOM CORP.



                         By:______________________________
                         Name:____________________________
                         Title:___________________________


     The optionee hereby acknowledges that he has received and reviewed a copy of the Plan and accepts and agrees to be bound by all terms and conditions hereof and thereof.



___________________________________
     [OPTIONEE]

Date: ___________________________

                          ADVANCED RADIO TELECOM CORP.
                  NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT
                             (Annual Option Grants)

          THIS AGREEMENT, made and entered into as of the 1st day of January, 199_ between ADVANCED RADIO TELECOM CORP., a Delaware corporation (herein called the "Corporation"), and _____________ (herein called the "Optionee").


                              W I T N E S S E T H:


     WHEREAS, Optionee is a director of the Corporation and qualifies as an Eligible Person under the Corporation's 1996 Non-Employee Directors Automatic Stock Option Plan (the "Plan"); and

     WHEREAS, under the terms and conditions hereinafter stated, the Corporation hereby grants to the Optionee on the date hereof (the "Grant Date") pursuant to the Plan options (the "Options") to purchase 6,000 shares of the Corporation's common stock, $.001 par value per share ("Common Stock") at an exercise price of $_____ per share, subject to adjustment as provided in the Plan (the "option price").

     NOW, THEREFORE, the Corporation and the Optionee agree as follows:

     1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Plan.

     2. TERM. The term of each Option shall commence on the Grant Date of such option and shall terminate at 5:00 P.M., P.S.T., on the fifth anniversary of the Grant Date (the "Expiration Date").

     3. EXERCISE. Each Option may be exercised in whole or in part in accordance with the following schedule: up to 2,000 shares upon and after the Grant Date, and up to an additional 2,000 shares upon and after the first and second anniversary of the Grant Date, for an aggregate of 6,000 shares. The method for exercise described in this Paragraph shall be the sole method of such exercise. The Optionee may exercise the Options by delivery to the Corporation of written notice accompanied by payment of the Option Price as provided in the Plan. The Options shall be considered exercised on the date the notice and payment are delivered to the President of the Corporation or deposited in the mail, as the case may be.

     4. TRANSFERABILITY OF OPTIONS. The Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution. The Options shall be exercisable during the lifetime of the Optionee only by the Optionee, the Optionee's guardian or the Optionee's legal representative.

     5. TERMINATION OF AFFILIATION. If Optionee's service as a Board member ceases prior to the Expiration Date for any reason while an Option remains outstanding and unexercised, then the Option term shall immediately terminate and the Option shall cease to be outstanding in accordance with the Plan. In no event, however, may any Option be exercised after the Expiration Date of such Option.

     6. REQUIREMENTS OF LAW. The Corporation shall not be required to sell or issue Common Stock under the Options if the issuance of such Common Stock would constitute a violation by the Optionee or the Corporation of any provisions of any state or federal law, rule or regulation. In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of the Options, the Corporation shall not be required to issue such Common Stock unless the Corporation has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act, or unless an opinion of counsel to the Corporation has been received by the Corporation to the effect that such registration is not required. Any determination in this connection by the Corporation shall be final, binding and conclusive. In the event the shares issuable on exercise of the Options are not registered under the Securities Act of 1933, the Corporation may imprint the following legend or any other legend which counsel for the Corporation considers necessary or advisable to comply with the Securities Act of 1933:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

     The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any shares are so registered the Corporation may remove any legend on certificates representing such shares. The Corporation shall not be obligated to take any other affirmative action in order to cause the exercise of the Options or the issuance of shares pursuant thereto to comply with any state or federal law, rule or regulation.

     7. NO RIGHTS AS STOCKHOLDER. Except as otherwise provided in the Plan, the Optionee shall have no rights as a stockholder with respect to Common Stock covered by the Options until the date of issuance to the Optionee of a stock certificate for such Common Stock.

     8. EMPLOYMENT OBLIGATION. The granting of the Options shall not impose upon the Corporation any obligation to employ or become affiliated with or continue to employ or be affiliated with the Optionee. The right of the Corporation to terminate the employment of or its affiliation with the Optionee or any other person shall not be diminished or affected by reason of the fact that the Options has been granted to the Optionee.

     9. WITHHOLDING AND REPORTING. The Corporation's obligation to deliver shares of Common Stock or to make any payment upon the exercise of the Options shall be subject to applicable federal, state and local tax withholding and reporting requirements.

     10. SUBJECT TO PLAN. The Options are subject to all the terms, conditions, limitations and restrictions contained in the Plan, as amended from time, which shall be controlling in the event of any conflicting or inconsistent provisions.

     11. INTERPRETATION OF AGREEMENT; GOVERNING LAW. The Options granted pursuant hereto are intended to be "incentive stock options" within the meaning of the Internal Revenue Code of 1986, as amended. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Washington.


                         ADVANCED RADIO TELECOM CORP.



                         By:______________________________
                         Name:____________________________
                         Title:___________________________


     The optionee hereby acknowledges that he has received and reviewed a copy of the Plan accepts and agrees to be bound by all terms and conditions hereof and thereof.



___________________________________
     [OPTIONEE]

Date: ___________________________


                                       -3-